UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2016

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

156 Valleyview Rd, Kelowna, BC	Canada	V1X 3M4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (250) 765-6412

_____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01        Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On August 14, 2016, Enertopia Corp. (the “Company”) formally informed MNP LLP of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of MNP LLP on the Company’s financial statements as of and for the fiscal years ended August 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

	(iii)	The Company’s board of directors and audit committee participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended August 31, 2016 and 2015 and through August 6, 2017, there have been no disagreements with MNP LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MNP LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that MNP LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by MNP LLP is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm

(1)

On August 14, 2017, the Company engaged Davidson & Company LLP, Chartered Professional Accountants as its new independent registered public accounting firm. During the two most recent fiscal years and through August 14, 2017, the Company had not consulted with Davidson & Company LLP, Chartered Professional Accountants regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Davidson & Company LLP, Chartered Professional Accountants concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject to a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.01      Regulation FD Disclosure

A copy of the news release dated August 17, 2017 announcing the appointment of a new auditor is filed as Exhibit 99.1 to this current report and is hereby incorporated by reference.

Item 9.01      Financial Statements and Exhibits

16.1	Letter from MNP LLP to the SEC

99.1	Press Release dated August 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTOPIA CORP.

/s/ Robert McAllister
Robert McAllister
CEO, Principal Executive Officer

Date: August 17, 2017